FIRST AMENDMENT
                                       TO
                               OPERATING AGREEMENT
                                       OF
                           HEART HOSPITAL OF DTO, LLC


         THIS FIRST AMENDMENT (the "Amendment") is entered into as of this ___ day of December, 1997 by and among HEART HOSPITAL OF DTO, LLC, a North Carolina limited liability company (the "Company"), DTO MANAGEMENT, INC., a North Carolina corporation ("DTO MANAGEMENT"), each of the Investor Members (as defined in the Operating Agreement of the Company) and FRANCISCAN HEALTH SYSTEM OF THE OHIO VALLEY, INC., an Ohio non-profit corporation ("FHS").

                                    RECITALS:

         1. On or about April 18, 1997, DTO Management and certain Investor Members formed the Company in accordance with the original Operating Agreement of Heart Hospital of DTO, LLC (the "Agreement");

         2. The Company was formed to own and operate an acute care hospital to be located in the Dayton, Ohio area to specialize in cardiology and cardiovascular care and surgery;

         3. It is intended that the Hospital will be a cost efficient, quality provider of medical services within the Dayton, Ohio area in a manner which is consistent with the national health care goals of lowering the cost of health care;

         4. The capital contributions and active involvement of the Investor Members are necessary to enable the Company to achieve its objectives;

         5. FHS is willing to become a member of the Company in order to provide the Company with additional capital and to provide the Company with other assistance which will enhance the Company's prospects of achieving its objectives;

         6. The parties hereto desire to amend the Agreement in order to provide for the admission of FHS as a member of the Company and to make certain additional related changes to the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       The Agreement is hereby amended as follows:

                  (a)      Section 2.3(a) is amended as follows:

                                    (i) Sections 2.3(a)(ii) and (iii) are
                           amended by deleting the reference to "53,000" and "40" and substituting "83,000" and "48" in lieu thereof; it being acknowledged that the final size, number and scope of facilities of the Hospital shall finally be determined by the Managers;

                                    (ii) Section 2.3(a) is further amended by
                           removing the period at the end of (vii) thereof, replacing it with "; and" and adding the following new subsection (viii) thereafter:

                                                     (viii) Satellite diagnostic
                                            cardiac centers intended to be
                                            located in areas to the north and
                                            south of the Hospital.

                  (b) Section 2.3(b) is amended by adding the following at the end thereof:

                           it being the plan of the Members that such real property be acquired or leased pursuant to a long-term ground lease from FHS, consisting of a to be agreed upon parcel located on or adjacent to FHS's existing hospital campus, and that the purchase price or rent therefore shall be its fair market value as established by an independent appraisal, which amount and the other terms of which purchase or lease shall finally be approved by DTO Management and the Investor Managers and reflected in a written purchase or lease agreement between FHS and the Company. Such written agreement shall obligate the Company and FHS to (i) cooperate with one another to develop a site plan for the Hospital which will allow FHS to continue to have access to all of its current facilities (ii) to develop a mutually acceptable signage plan and system in order to direct members of the public to each of the facilities of FHS and the Company and (iii) if a ground lease for the real property is utilized, to provide lenders of funds for the development and construction of the Hospital with customary nondisturbance, attornment, estoppel and other similar assurance agreements;

                  (c) The following additional purposes are hereby added as subsection 2.3(d):

                           The Company and Hospital shall be operated in a manner consistent with (i) the Ethical and Religious Directives for Catholic

                           Health Care Services, as promulgated by the United States Catholic Conference; (ii) the mission of the Franciscan Health Partnership and its affiliates, which include FHS; and (iii) the policies of FHS with respect to providing indigent care to its patients.

                  (d) Section 3.1(a) is amended and restated to provide that DTO Management shall own at least a thirty-five percent (35%) Membership Interest in the Company and shall contribute to the Company for its Membership Interest One Million Four Hundred Seventy Thousand Dollars ($1,470,000.00);

                  (e) Section 3.1(b) is amended by deleting "49%" therefrom and substituting 35% in lieu thereof and by adding the following sentence to the end thereof:

                           It is acknowledged and agreed that after the date hereof the Company may continue to seek qualified individuals to become Investor Members who will subscribe for any portion of the aggregate Membership Interest described in this subsection (b) which has not been subscribed for as of the date hereof, which Investor Members shall be subject to the unanimous approval of DTO Management and the Investor Manager designated by the Investor Members as provided in
                           Section 5.1(x);

                  (f) The following is added as Section 3.1(c):

                           FHS shall own at least a thirty percent (30%) Membership Interest in the Company and shall contribute to the Company for its Membership Interest One Million Two Hundred Sixty Thousand Dollars ($1,260,000.00);

                  (g) The following is added as Section 3.7:

                           Guarantees of or Collateral for Indebtedness of the Company. In the event that following written notice from time to time by DTO Management to the Investor Managers, DTO Management determines that DTO Management or its Affiliates must provide, and they have elected to so provide, guarantees or collateral security to any lender or lessor who is providing loans or lease financing to the Company only on the condition that adequate guarantees or collateral security be provided to such lender or lessors, then FHS agrees to provide, on a several basis, guarantees of any such loans or lease financing, or additional collateral security for such loans or leases, on the same terms and conditions as are then being provided from time to time by DTO Management and its Affiliates, it be acknowledged and agreed that 53.85% of any such guarantees or collateral security shall be provided by DTO Management and its affiliates, and 46.15% thereof shall be provided by FHS. FHS agrees to provide such financial statements as are required from time to time by parties providing loans or lease financing to the Company.

                  (h) The following is added as Section 3.8:

                           Additional Obligations of FHS.

                                    (a) From time to time subject to applicable
                           law and any applicable billing and reimbursement rules and regulation, including, without limitation all licensure requirements, FHS shall provide the hospital, support and ancillary services to the Hospital which are listed on Exhibit B attached hereto, the pricing of which shall be reasonably agreed upon by FHS and the Company and which arrangement shall be evidenced by written agreements to be entered into by FHS and the Company. Such written agreement shall contain commercially reasonable performance criteria which will allow the Company to provide FHS written notice of any material default, provide FHS with a reasonable cure period and allow the Company thereafter to provide such services itself in the event FHS has been unable to cure such default;

                                    (b) The Company and FHS shall cooperate with
                           one another and work together on terms acceptable to each such party to develop joint marketing and managed care programs and strategies under which they shall market their respective services to residents of the Dayton area and to appropriate payors;

                                    (c) FHS shall lease to the Company and
                           Investor Members thereof, at fair market value, space in FHS' medical office building subject to the availability thereof;

                                    (d) Subject to satisfying FHS' credentialing
                           requirements, in order to enable the Hospital and physicians practicing at the Hospital to provide their services for their patients on an efficient and a coordinated basis, upon the opening of the Hospital physicians with privileges to practice at the Hospital shall also be given privileges to read EKG, ultrasound and cardiac nuclear camera studies and tests (provided that FHS' obligation with respect to cardiac nuclear camera studies shall be limited to FHS using its commercially reasonable best efforts in light of existing FHS obligations and commitments) at Franciscan Medical Center.

                  (i) The following is added at the end of Section 5.1(g):

                           it being acknowledged and agreed that employees of FHS who are affected by the closure of FHS' heart program and who are acceptable to the Company shall be offered employment by the Company to the extent that the Company has positions available for such employees. Such former employees of FHS shall be given credit for their years of service with FHS for purposes of the Company's employee benefit programs, which benefit programs shall be established at appropriate levels in light of local market conditions.

                  (j) The following are added to Section 5.1:

                                    (bb) Develop and operate satellite cardiac
                           centers at locations to the north and south of the Hospital as approved from time to time by the Investor Managers. These centers will each provide cardiac diagnostic and rehabilitative services. For the north location, DTO Management anticipates entering into an agreement, on behalf of the Company, not later than July 1, 1998, with the Dayton Heart Center, P.A. to sublease the second floor of the medical office building in Dayton at which the Dayton Heart Center, P.A. has its primary offices, and to lease certain cardiac rehabilitation equipment from the Dayton Heart Center, P.A. based upon such equipment's depreciated book value, at which location the Company would operate one of such satellite centers. Such agreements to be entered into by DTO Management on behalf of the Company with Dayton Heart Center, P.A. shall provide for the right of the Company to terminate such agreements in the event that the services of the Company at such satellite cardiac center are operating at a cash flow deficit at the end of the three month period of operations which commences with the opening of the Hospital.

                                    (cc) The Company shall lease parking spaces
                           to FHS in the parking facilities to be developed by the Company based upon fair market value terms therefore.

                                    (dd) It is acknowledged and agreed that FHS
                           shall be an eligible provider with respect to the Company's welfare benefit plans.

                                    (ee) DTO Management is authorized to enter
                           into a land purchase or lease agreement and lease on behalf of the Company with FHS in accordance with the terms and conditions of Sections 2.3(b) and 5.1(cc).

                                    (ff) Subject to the approval of the Investor
                           Manager elected by the Investor Members, DTO
                           Management, on behalf of the Company, may agree to purchase from FHS any medical equipment required by the Hospital which will no longer be needed by FHS based upon such equipment's net book value, the purchase price for which shall be paid in cash upon the delivery of such equipment to the Hospital.

                  (k) The following shall be added at the end of Section 5.2:

                                    (k) Approve, repay, refinance or exercise
                           any material rights with respect to any loans, leases or other financing provided by third parties to the Company without the approval of DTO Management and the Investor Manager, which shall not be unreasonably withheld or delayed;

                                    (l) Waive or fail to enforce any material
                           provision of the Agreement without the consent of DTO Management and the Investor Manager;

                                    (m) Enter into any agreement under which the
                           Company is obligated to make any payment of any type or nature to any Investor Member or its affiliates without the consent of DTO Management and the Investor Manager;

                                    (n) Act in any manner which would cause the
                           Company and the Hospital to violate the purposes set forth in Section 2.3(d) hereof.

                  (l)      Section 5.6(b) is amended:

                                    (i) Subsection 5.6(b)(ii) is hereby amended
                           by deleting therefrom the phrase "collected gross revenues" and substituting in lieu thereof "net revenues";

                                    (ii) Section 5.6(b)(ii) is amended by
                           deleting the word "the" in front of each reference in such subsection to "Investor Manager" and adding the word "each" in front of the words "Investor Manager" on the first and eighth lines thereof and by deleting the word "Investor" in front of the word "Members" on the eighth line of such subsection.

                  (m) Section 5.9(b) is amended by adding ("Cardiac Services") after the word "services" in the eighth line of that subsection, and by inserting after the word "Hospital" on such eighth line the phrase "provided however in all events Hamilton County, Ohio is expressly excluded from such territory";

                  (n) Section 5.9(b) is further amended by adding the following paragraph at the end thereof:

                                    Notwithstanding anything herein to the
                           contrary, FHS may continue to operate Franciscan Medical Center in the ordinary course prior to the date upon which the Hospital is ready to receive its first patient, following which date FHS and its Affiliates shall be bound by the terms and conditions of this Section 5.9 to the same extent as each other member hereof, it being acknowledged and agreed that as of such opening of the Hospital, the Cardiac Services which are the subject of this restrictive covenant shall be provided by FHS only through its interest in the Company. The Company and FHS shall enter into mutually acceptable agreements or subcontracts under which the Hospital shall provide, on behalf of FHS, all Cardiac Services which FHS is obligated to provide or does provide under any managed care agreement or arrangement to which FHS is a party.

                                    In the event that during the term of this
                           Agreement and after the Hospital has been opened for at least one (1) year, the Hospital ceases to hold any license or certification which is necessary in order for the Hospital to provide the material Cardiac Services which it is then providing, and such loss of licensure or certification is not cured within the following one hundred twenty (120) day period, then FHS may thereafter provide any and all Cardiac Services at the Franciscan Medical Center until the Hospital has regained such licensure and certification and maintained it in good standing for at least twelve (12) consecutive months at which time FHS and its affiliates shall again be subject to the restrictions set forth above in this Section 5.9(b).

                                    In the event that at any time hereafter
                           either DTO Management or its Affiliates on the one hand, or FHS or its Affiliates on the other, desire to develop, own, operate or manage a heart hospital substantially similar to that contemplated by this Agreement but to be located in Hamilton County, Ohio, then each such parties shall give the other reasonable first rights of refusal to participate in such venture or transaction on substantially the same terms and conditions as provided in this Agreement.

                                    The Company and its Hospital shall provide
                           its services and facilities primarily to patients needing cardiology and cardiovascular care and surgery and the Company shall not, directly or indirectly, provide home health care services, own or operate an endoscopy suite, or operate an emergency room except as required by applicable law, including, without limitation, any licensing requirements (and subject to FHS fulfilling its obligations to the Hospital with respect to emergency room services) provided however, nothing shall prevent the Company or the Hospital from providing any service or facility which is required by a patient of the Hospital whose needs relate primarily to cardiology and cardiovascular care and surgery.

                                    Notwithstanding anything herein to the
                           contrary, FHS may continue to own and operate one (1) cardiac catheterization laboratory which may be used solely for diagnostic cardiac catheterization and peripheral vascular studies.

                  (o) Section 5.9(e) is amended by deleting therefrom all references to "Investor";

                  (p) Section 5.13 is amended by adding "(a)" in front of the existing provision and deleting therefrom the word "the" in front of the first reference to Investor Manager in the last sentence of such provision and replacing it with "such";

                  (q) Section 5.13 is further amended by adding the following as
         Section 5.13(b):

                                    From time to time, FHS shall designate an
                           individual to serve as an Investor Manager to serve for one (1) year terms or until a successor is duly designated by FHS. At any time FHS may replace its Investor Manager and designate a new Investor Manager.

                  (r) Section 5.14 is amended by retitling such provision as "Role of and Decisions by Investor Manager" and adding "(a)" at the front of such provision;

                  (s) Section 5.14 is further amended by adding the following new subsection (b) thereto:

                           Except as provided in Section 5.13 and in the definition of "Investor Manager" as provided in this Agreement, all references in this Agreement to "Investor Manager" shall mean the two (2) Investor Managers elected and designated as set forth in Section

                           5.13. Except as provided in Section 3.1(b) with respect to the admission of new Investor Members (which requires the unanimous approval of DTO Management and the Investor Manager designated by the Investor Members) all decisions to be made and actions to be taken under the terms of this Agreement by the "Investor Manager" shall be deemed to have been approved or consented to by the "Investor Manager" if following notice to the two (2) Investor Managers elected or designated under Section 5.13 at least one of such Investor Managers provides its consent or approval of any such decision or action.

                  (t) Section 7.2(b) is deleted from the Agreement in its entirety and replaced with the following:

                           (b)      Intentionally omitted.

                  (u) Section 7.2(i) of the Agreement is deleted in its entirety;

                  (v) Section 8.1(b) is deleted from the Agreement and the following is substituted in lieu thereof:

                                    (b) The Investor Managers may not assign
                           their rights to be a Manager herein. Upon the withdrawal or resignation of the Investor Manager elected by the Investor Members, a substitute therefore, who must be an Investor Member, may be elected by a Majority Vote of Investor Members.

                  (w)      Section 8.4 is amended as follows:

                                    (i) The phrase "of FHS or" is added after
                           the words "Investor Member or" on the third line of the first paragraph thereof;

                                    (ii) The phrase "or FHS" is added after the
                           words "Investor Member" on the ninth and twelfth lines of the first paragraph of Section 8.4;

                                    (iii) The words "or of FHS" are added after
                           the words "Investor Member" on the fifth line of the second paragraph of Section 8.4;

                                    (iv) The words "or FHS, as the case may be,"
                           are added after the word "Member" on the ninth line of the second paragraph of Section 8.4 and in that same paragraph the words "Investor

                           Members" are deleted therefrom and the word
                           "Member's" is substituted in lieu thereof.

                  (x) Section 10.1(a) is amended by adding the words "either by" after the words "DTO Management" in the second line thereof and by adding the words "or by FHS" after the words "Investor Manager" in the second line of such subsection;

                  (y) Section 11.1(g) is amended by adding the following sentence at the end of the second sentence of such section:

                           Two (2) of such Managers shall be elected by FHS.

                  (z) The fifth sentence of Section 11.2(g) is deleted in its entirety and the following is substituted in lieu thereof:

                           Notwithstanding the foregoing, in the event the number of Managers is expanded, the Investor Members and FHS shall continue to have the right to elect Investor Managers who shall be designated to make decisions which are specifically authorized to be made by the Investor Manager under this Agreement and DTO Management shall continue to have the right to make decisions with respect to matters which are reserved for DTO Management under this Agreement at the time the number of Managers is so expanded.

                  (aa) Exhibit A is hereby amended to show FHS as a Member with an Initial Capital Contribution of One Million Two Sixty Thousand Dollars ($1,260,000.00) and a Maximum Mandatory Additional Capital Contribution of Two Million Five Hundred Twenty Thousand Dollars ($2,520,000.00);

                  (bb) The following definitions in the Glossary of Terms are hereby amended:

                                    (i) The definition of "Affiliate" is amended
                           by adding at the end thereof:

                                    "or (iv) with respect to a Person which is a non-profit corporation or association, any member of such non-profit corporation or any other non-profit corporation of which such Person is itself a member;

                                    (ii) The definition of "Investor Manager" is
                           deleted and the following is substituted in lieu thereof:

                                    "Investor Manager" means the two
                                    individuals, one elected by Investor Members in accordance with Section 5.13(a) and a second to be designated by FHS in accordance with Section 5.13(b), who shall serve as Managers of the Company;

                                    (iii) The definition of "Prime Rate" is
                           amended by substituting "NationsBank" in lieu of "First Union National Bank";

                                    (iv) The definition of "Super Majority Vote
                           of Members" is amended by replacing "67%" with "75%".

                  (cc) Each of the parties hereto acknowledges and agrees that they have been provided the revised capital expenditure budget and pro formas for the Company which are attached hereto as Exhibit X.

                  (dd) The second sentence of Section 5.16 is hereby deleted from the Agreement.

         2. Except as provided in this Amendment, the Agreement remains in full force and effect.

         3. This Amendment may be signed in counterparts.

         4. FHS shall be entitled to make a due diligence visit to a heart hospital developed by an affiliate of MedCath Incorporated on or prior to December 24, 1997. FHS may rescind its agreement to the terms hereof in writing on or before December 24, 1997 if it is not satisfied with the results of its due diligence.

         5. DTO Management, Inc., on behalf of the Company, may rescind this Amendment, and thereby terminate FHS as a member of the Company, if the Company is unable to acquire or lease real property for the Hospital from FHS on terms satisfactory to the Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

                              DTO MANAGEMENT, INC.

                              By:   /s/ Charles W. Johnson
                                    ---------------------------

                              Title:    Vice President
                                    ---------------------------


                              FRANCISCAN HEALTH SYSTEM OF
                              THE OHIO VALLEY, INC.

                              By:     /s/ R. Christopher West
                                 ------------------------------------

                              Title:     President
                                    ---------------------------------


                              Cardiology Specialists of Dayton, Inc.

                              By:    /s/ Stephen P. Young, D.O.
                                 ------------------------------------

                              Title:     President
                                    ---------------------------------


                              /s/ Robert E. Bulow
                              ---------------------------------------
                                   Robert E. Bulow


                              /s/ Janis A. Roberts
                              ---------------------------------------
                                   Janis A. Roberts


                              /s/ Thomas M. Ruff
                              ---------------------------------------
                                   Thomas M. Ruff, D.O.


                              /s/ Stephen P. Young, D.O.
                              ---------------------------------------
                                   Stephen P. Young, D.O.

                              HZ & Associates Health Care Investments LLC

                              By:    /s/ Hans Zwart
                                 ------------------------------------

                              Title:     Investment Manager
                                    ---------------------------------


                              Hans Zwart M.D. & Associates, Inc.

                              By:    /s/ Hans Zwart
                                 ------------------------------------

                              Title:     President
                                    ---------------------------------


                              /s/ Scot W. Denmark, M.D.
                              ---------------------------------------
                                   Scot W. Denmark, M.D.


                              /s/ Jeffrey K. Hoffman
                              ---------------------------------------
                                   Jeffrey K. Hoffman


                              /s/ Thomas J. Merle, M.D.
                              ---------------------------------------
                                   Thomas J. Merle, M.D.



                              ---------------------------------------
                                   Surender R. Neravetla, M.D.


                              /s/ Bruce H. Rank, D.O.
                              ---------------------------------------
                                   Bruce H. Rank, D.O.


                              /s/ Cheryl Zwart
                              ---------------------------------------
                                   Cheryl Zwart


                              /s/ Hans Zwart
                              ---------------------------------------
                                   Hans Zwart, M.D.

                              AKMS Investments LLC

                              By:    /s/ Tajuddin Ahmed
                                 ------------------------------------

                              Title:     Manager
                                    ---------------------------------


                              Cardiologist of Clark & Champaign Counties Inc.

                              By:    /s/ Tajuddin Ahmed
                                 ------------------------------------

                              Title:     President
                                    ---------------------------------



                              /s/ Tajuddin Ahmed
                              ---------------------------------------
                                   Tajuddin Ahmed


                              /s/  Mohammed S. Khan
                              ---------------------------------------
                                   Mohammed S. Khan


                              /s/  Akber Mohammed
                              ---------------------------------------
                                   Akber Mohammed, M.D.



                              ---------------------------------------
                                   Sagar S. Satyavolu


                              TDHC Investment, LLC

                              By:    /s/ Joel H. Tobiansky
                                 ------------------------------------

                              Title:     Authorized Signature
                                    ---------------------------------


                              Dayton Heart Center, Inc.

                              By:    /s/ C. David Joffe
                                 ------------------------------------

                              Title:     President
                                    ---------------------------------

                              /s/ Rohit Bhaskar
                              ---------------------------------------
                                   Rohit Bhaskar, M.D.

                              /s/ Henry H. Chong
                              ---------------------------------------
                                   Henry H. Chong, M.D.

                              /s/ Gary J. Fishbein
                              ---------------------------------------
                                   Gary J. Fishbein, M.D.

                              /s/ Amit Goyal
                              ---------------------------------------
                                   Amit Goyal, M.D.

                              /s/ C. David Joffe
                              ---------------------------------------
                                   C. David Joffe, M.D.

                              /s/ Kevin D. Kravitz
                              ---------------------------------------
                                   Kevin D. Kravitz, M.D.

                              /s/ Sudhakar Maraboyina
                              ---------------------------------------
                                   Sudhakar Maraboyina, M.D.

                              /s/ Timothy D. Markus, M.D.
                              ---------------------------------------
                                   Timothy D. Markus, M.D.

                              /s/ Enayatollah Tabesh
                              ---------------------------------------
                                   Enayatollah Tabesh, M.D.

                              /s/ Joel H. Tobiansky
                              ---------------------------------------
                                   Joel H. Tobiansky, M.D.

                              /s/ Charles S. Walker
                              ---------------------------------------
                                   Charles S. Walker

                              /s/ Raymond G. Pratt
                              ---------------------------------------
                                   Raymond G. Pratt, M.D.


                              Joseph A. Solomito, M.D. & Associates, Inc.

                              By:
                                 ------------------------------------

                              Title:
                                    ---------------------------------



                              Solomito Family Limited Partnership

                              By:
                                 ------------------------------------

                              Title:
                                    ---------------------------------



                              ---------------------------------------
                                   Joseph A. Solomito, M.D.


                              /s/ Maria E. Babicki
                              ---------------------------------------
                                   Maria E. Babicki, M.D.



                              ---------------------------------------
                                   Patrick J. Lytle, D.O.


                              /s/ Carla M. Kingsley, D.O.
                              ---------------------------------------
                                   Carla M. Kingsley, D.O.


                              /s/ John R. Ribic
                              ---------------------------------------
                                   John R. Ribic, D.O.

                              ---------------------------------------
                                   Wilhelm H. Kalweit, M.D.


                              /s/ J.E. Appleman
                              ---------------------------------------
                                   J.E. Appleman, M.D.



                              ---------------------------------------
                                   E.M. Gullia, M.D.


                              /s/ Todd L. Sobol
                              ---------------------------------------
                                   Todd L. Sobol



                              JTJJ, LLC

                              By:
                                 ------------------------------------

                              Title:
                                    ---------------------------------

                                                                       Exhibit B

                               Ancillary Services

          Dietary, meals on demand
          Lab and Blood Bank
          Pharmacy, Pharmacists only
          Maintenance & Engineering
          Central Supply
          Bio-med
          Security
          Housekeeping
          Hemodyalasis
          Respiratory Care
          Rehab
          Speech
          Occupational Therapy
          Ambulance
          Anesthesia
          Emergency Room
          Marketing
          Infection Control
          Social Service and Spiritual Care

It is acknowledged and agreed that the Company shall have the obligation to attempt to enter into acceptable professional service agreements between the Company and the anesthesiologists, pathologists and radiologists who currently provide their services to FHS.